EX-99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Government Money Market Portfolio

Date of Form N-CSR:	December 31, 2017

The undersigned, the principle executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Government Money Market Portfolio and will be retained by Voya Government Money Market Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 9th day of March, 2018.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Government Money Market Portfolio

Date of Form N-CSR:	December 31, 2017

The undersigned, the principle financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Government Money Market Portfolio and will be retained by Voya Government Money Market Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 9th day of March, 2018.

/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer